UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 4, 2026, Azitra, Inc. (the “Company”), convened and then determined to adjourn, without conducting any business, its 2026 annual meeting of stockholders (the “2026 Annual Meeting”) because the Company did not have a sufficient number of shares of the Company’s common stock present virtually or represented by proxy at the 2026 Annual Meeting to constitute a quorum and to provide stockholders additional time to review the proxy materials and vote at the 2026 Annual Meeting. As disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2026 and announced at the 2026 Annual Meeting, such meeting will reconvene at 11:00 a.m. Eastern Time on June 15, 2026, virtually at www.proxydocs.com/AZTR.

The record date for the determination of stockholders of the Company entitled to vote at the adjourned 2026 Annual Meeting remains the close of business on April 24, 2026. No changes have been made to the proposals to be voted on by the stockholders at the 2026 Annual Meeting. Stockholders who have previously submitted their proxy or otherwise voted and do not want to change their vote do not need to take any action. Stockholders may cast their votes by following instructions set forth in the Company’s definitive proxy statement on Schedule 14A which was filed with the SEC on May 8, 2026, which is available on the SEC’s website at www.sec.gov.

On June 4, 2026, the Company issued a press release announcing that it had adjourned the 2026 Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated June 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: June 4, 2026	By:	/s/ Francisco Salva
	Name:	Francisco Salva
	Title:	Chief Executive Officer